THIS DEBENTURE is dated
and made BETWEEN:

(1) ICS UNICOMP LIMITED, UNIBOL LIMITED, ICS COMPUTING GROUP LIMITED whose registered offices are at Acre House, 11-15 William Road, London, NW1 3ER and AURORA UNICOMP LIMITED whose registered office is at Unicomp House, Mallusk Road, Newtownabbey, BT36 8WU (the `Guarantor'); and

(2) SX3 LIMITED whose registered office is at 120 Malone Road, Belfast BT9 5HT (the `Lender')

WHEREAS

(a) By a Loan Agreement of even date the Lender agreed to make available a loan of (Pounds)1,000,000 to UniComp Holdings (UK) Limited having its registered office at Acre House 11-15 William Road London NW1 3ER (hereinafter called "the Borrower") upon condition that the same be secured (inter alia) by Guarantees by the Guarantor to be further secured in the manner hereinafter set forth.

(b) The Guarantor and each of them have executed a Guarantee in pursuance of the Loan Agreement.

(c) The Guarantor owns the freehold and leasehold premises, short particulars of which are set forth in the Schedule hereto.

WITNESSES as follows:

References to the Guarantor shall mean each and every one of the Guarantor or any one of them as the case may be.

1.       COVENANT TO PAY

1.1 The Guarantor covenants when the same shall be or become due or, in the absence of any specified due date, on demand to pay and discharge to the Lender all monies obligations and liabilities whether principal interest or otherwise which may now or at any time in the future be due owing or incurred by the Borrower to the Lender whether actual or contingent and whether alone severally or jointly as principal guarantor surety or otherwise and in whatever name or style and whether on any current or other account or in any other manner together with interest charges and other expenses so that interest shall be calculated and compounded in accordance with the usual practice of the Bank of Ireland from time to time as well after as before any demand made or judgment obtained hereunder under the terms of the Loan Agreement hereinbefore referred to.

2.       CHARGE

2.1 The Guarantor as beneficial owner and as a continuing security for the payment or discharge of all monies obligations and liabilities hereby covenanted to be paid or discharged by the Guarantor:

         (a) hereby grants demises charges and assigns unto the Lender the hereditaments and premises described in the Schedule hereto and all buildings fixed plant machinery and other things of the nature of fixtures which are now or may at any time during the continuance of the security be thereon;

                  (i)      to hold so much thereof as is held in fee simple unto
                           and to the use of the Lender in fee simple;
                  (ii)     to hold so much thereof as is held in fee farm unto
                           the Lender for 10,000 years without impeachment of waste;
                  (iii) to hold so much thereof as is of leasehold tenure unto the Lender for the residue of the term or terms of years for which the same are held except the last three days of such term without impeachment of waste and;
                  (iv) so much thereof as consists of lands registered in the Land Registry of Northern Ireland with all monies lent or to be lent by the Lender to the Company with interest thereon and the Company hereby assents to the registration of the Charge hereby created as a burden affecting the said lands;

         (b)      hereby charges by way of first fixed charge:

                  (i) all freehold leasehold and other immovable property now or in the future belonging to the Guarantor together with all buildings, trade and other fixtures, fixed plant and machinery of the Guarantor from time to time thereon;
                  (ii) all plant and machinery now or in the future belonging to the Guarantor other than fixed plant and machinery;
                  (iii) all book debts and other debts now or in the future due or owing to the Guarantor;
                  (iv) all stocks shares and other securities now or in the future belonging to the Guarantor together with all dividends and other rights deriving therefrom;
                  (v) the goodwill of the Guarantor and its uncalled capital for the time being;
                  (vi) all patents trade marks service marks designs and other intellectual property rights choses in action and claims and all fees, royalties and other rights of every kind deriving therefrom now or in the future belonging to the Guarantor;

         (c) hereby charges by way of first floating charge the whole of the Guarantor's undertaking and all its property and assets whatsoever and wheresoever present and future other than the property and assets from time to time effectively charged to the Lender by way of legal mortgage or fixed charge by this Debenture.

2.2 The Lender may convert the floating charge at any time by notice in writing to the Guarantor into a fixed charge as regards all the property and assets which for the time being are the subject of such floating charge or, as the case may be, such of the said property and assets as are specified by such notice.

2.3 The security from time to time constituted by or pursuant to this Debenture shall be in addition to and shall not prejudice determine or affect any other security which the Lender may from time to time hold for or in respect of all or any part of the monies obligations and liabilities hereby secured. No prior security held by the Lender over the property charged by this Debenture or any part of it shall merge in the security created hereby or pursuant hereto which will remain in force and effect as a continuing security until discharged by the Lender.

3.       RESTRICTIONS ON DEALING

3.1      The Guarantor shall not without the prior written consent of the
         Lender:

         (a) create or permit to subsist any mortgage charge pledge hypothecation lien (other than a lien arising by operation of law) or other security interest on any of its assets ranking in priority or pari passu with the fixed and floating charges hereby created other than this Debenture;
         (b) sell transfer lease lend or otherwise dispose of the whole or any part of its undertaking or (save in the normal course of trading at not less than market value) of its assets or enter into any agreement or grant any option for any such sale transfer lease loan or other disposal;
         (c) part with possession of any freehold or leasehold property grant or agree to grant any option or any licence tenancy or other right of occupation to any person or exercise the powers of leasing or agreeing to lease or of accepting or agreeing to accept surrenders conferred by Section 18 of the Conveyancing Act 1881 and Section 3 of the Conveyancing Act 1911 provided that such restrictions shall not be construed as a limitation on the powers of any receiver appointed under this Debenture and being an agent of the Guarantor and the Lender may grant or accept surrenders of leases without restriction;
         (d) pull down or remove or redevelop or make any material alteration to the whole or any part of any buildings or sever unfix or remove any fixtures or remove any plant or machinery belonging to or in use by the Guarantor except for the purpose of effecting repairs or replacing the same.


4.       COVENANTS BY THE GUARANTOR

4.1      The Guarantor shall:

         (a) keep all buildings and all plant machinery fixtures and fittings in good repair and condition and permit any person or persons nominated by the Lender free access at all reasonable times to view the state and condition thereof;

         (b) insure and keep insured such of its property as is insurable with such insurer and against such risks and in such amounts and otherwise in such terms as the Lender may require and will maintain such other insurances as are normally maintained by prudent companies carrying on similar businesses with the interest of the Lender noted upon all policies of such insurance or, if the Lender shall require, in the joint names of the Guarantor and the Lender and will produce or deposit with the Lender all such policies and receipts for all premium and other payments necessary for effecting and maintaining such insurances;

         (c) subject to any rights of a lessor apply any insurance proceeds in making good the loss or damage or at the Lender's option in or towards the discharge of the monies obligations and liabilities secured by this Debenture;

         (d) punctually pay all rents taxes duties assessments and other outgoings and observe and perform all restrictive and other covenants under which any of the property subject to this Debenture is held;

         (e) deal with its book or other debts and all licence fees, royalties and other monies deriving from its intellectual property in accordance with any directions from time to time given in writing by the Lender and in default of and subject to any such directions not release factor sell at discount charge assign or otherwise deal with such debts, licence fees, royalties or other monies otherwise than by getting in and paying the same into such account;

         (f) permit to furnish directly to the Lender from time to time upon request full statements and particulars of all the Guarantor's accounts with the and such other financial statements information respecting the assets and liabilities of the Guarantor as are from time to time available to the Lender;

         (g) subject to the rights of any prior mortgagee deposit with the Lender all deeds certificates and documents constituting or evidencing title to the property or any part thereof charged by this Debenture and all insurance policies;

         (h) comply with the provisions of all present or future statutes and directives and every notice order or direction made under any of the foregoing;

         (i) provide the Lender with all financial and other information with respect to the assets, liabilities and affairs of the Guarantor and its subsidiaries and associated companies (if any) that the Lender may from time to time require.

4.2 If the Guarantor shall fail to satisfy the Lender that it has performed any of its obligations under clause 4.1 then the Lender may take such steps as it considers appropriate to procure the performance of such obligation and shall not thereby be deemed to be a mortgagee in possession and the monies expended by the Lender shall be reimbursed by the Guarantor on demand and until so reimbursed shall carry interest as mentioned in clause 1 from the date of payment to the date of reimbursement.

5.       ENFORCEMENT

5.1      This Debenture shall become enforceable:

         (a) if any of the monies obligations and liabilities secured by this Debenture shall not be paid or discharged by the Guarantor in accordance with clause 1; or

         (b) if the Guarantor shall be in breach of any provision of this Debenture or of any agreement containing any terms and conditions of or applicable to the monies obligations and liabilities secured by this Debenture; or

         (c) upon the presentation of a petition for the winding up of the Guarantor or the making of an order for the winding up of the Guarantor or the passing by the Guarantor of a resolution for voluntary winding up; or

         (d) if an encumbrancer shall take possession of or a receiver shall be appointed over or any secured creditor of the Guarantor shall seek to enforce his security in respect of all or any of the property or assets charged by this Debenture; or

         (e) if a petition shall be presented for an administration order in relation to the Guarantor; or

         (f) if the Guarantor shall enter into any composition or arrangement for the benefit of its creditors; or

         (g) any other event shall take place which in the opinion of the Lender puts in jeopardy all or any part of the security created by this Debenture.

5.2 Section 20 of the Conveyancing Act 1881 shall not apply and the statutory power of sale and all other powers under that or any other Act as varied or extended by this Debenture shall arise on and be exercisable at any time after the Lender shall have demanded the payment or discharge by the Guarantor of all or any of the monies obligations and liabilities secured by this Debenture.

5.3 Section 17 of the Conveyancing Act 1881 dealing with the consolidation of mortgages shall not apply to this Debenture.

6.       RECEIVER

6.1 At any time after this Debenture has become enforceable or if the Guarantor so requests in writing the Lender may without further notice to the Guarantor appoint by writing under hand or under seal any one or more persons either singly jointly severally or jointly and severally to be a receiver, receiver and manager or administrative receiver (each a `Receiver') of all or any part of the property charged by this Debenture and either at the time or appointment or any time thereafter may fix his or their remuneration and except as otherwise required by statute may remove any such Receiver and appoint another or others in his or their place.

6.2 Any Receiver shall be the agent of the Guarantor which shall be solely responsible for his acts and defaults and the payment of his remuneration.

6.3 Any Receiver shall subject to any liabilities or restrictions expressed in the deed or instrument appointing him have all the powers conferred by the Conveyancing Act 1881 to 1911 and the Insolvency (NI) Order 1989 on mortgagors mortgagees in possession (but without liability as such) receivers administrative receivers and administrators appointed under those Acts which in the case of joint receivers may be exercised either jointly or severally. In addition, but without prejudice to the generality of the foregoing the Receiver shall have power (in the name of the Guarantor or otherwise and in such manner and on such terms and conditions as he shall think fit) to:

         (a) take possession of collect and get in all or any part of the property in respect of which he is appointed and for that purpose to take any proceedings;

         (b) carry on or concur in carrying on the business of the Guarantor and to raise money on the security of any property charged by this Debenture;

         (c) purchase or acquire any land and purchase, acquire and grant any interest in or right over land;

         (d) sell or concur in selling let or concur in letting and terminate or accept surrenders of leases or tenancies of any of the property charged by this Debenture and to carry any such transactions into effect;

         (e) sell, assign let or otherwise dispose of or concur in selling, assigning, letting or otherwise disposing of all or any of the debts and any other property in respect of which he is appointed;

         (f) make any arrangement or compromise between the Guarantor and any other person which he may think expedient;

         (g)      make and effect all repairs improvement and insurances;

         (h)      purchase materials tools equipment goods or supplies;

         (i) call up any uncalled capital of the Guarantor with all the powers conferred by the Articles of Association of the Guarantor in relation to calls;

         (j) employ engage and appoint managers and other employees and professional advisers;

         (k) do all such other acts and things as may be considered to be incidental or conducive to any other matters or powers aforesaid or to the realisation of the security constituted by this Debenture and which he lawfully may or can do.

7.       APPLICATION OF PROCEEDS

7.1 Any monies received by the Lender or any Receiver shall subject to the repayment of any claims having priority to the charges created by this Debenture be applied in the following order but without prejudice to the right of the Lender to recover any shortfall from the Guarantor:

         (a) in the payment of all costs charges and expenses of and incidental to the appointment of the Receiver and the exercise of all or any of his powers and of all outgoings paid by him;

         (b)      in the payment of the Receiver's remuneration;

         (c) in or towards the satisfaction of the monies obligations and liabilities secured by this Debenture in such order as the Lender in its absolute discretion thinks fit;

         (d) in payment of the surplus (if any) to the person or persons entitled to it.

8.       PROTECTION OF THIRD PARTIES

8.1 No person dealing with a Receiver or the Lender shall be concerned to enquire whether any power which he or it is purporting to exercise has become exercisable or whether any money is due under this Debenture or as to the application of any money paid raised or borrowed or as to the propriety or regularity of any sale by or other dealing with such Receiver or the Lender. All the protection to purchasers contained in
         Section 21 of the Conveyancing Act 1881 and Section 5 of the Conveyancing Act 1911 and Section 24 of the Conveyancing Act 1881 shall apply to any person purchasing from or dealing with a Receiver or the Lender.

9.       ENTRY INTO POSSESSION

9.1 If the Lender or any Receiver shall enter into possession of the property hereby charged or any part thereof it or he may from time to time and at any time go out of such possession. Neither the Lender nor any Receiver shall in any circumstances (either by reason of any entry into or taking of possession of any such property or for any other reason and whether as mortgagee in possession or on any other basis) be liable to account to the Guarantor for anything except its or his actual receipts or be liable to the Guarantor for any loss or damage arising from any realisation of the property hereby charged or from any act default or omission in relation thereto.

10.      POWER OF ATTORNEY

10.1 The Guarantor irrevocably appoints the Lender any Receiver and any person nominated by the Lender jointly and also severally to be the attorney of the Guarantor with the power of substitution and in its name and otherwise on its behalf and as its act and deed to sign or execute all deeds instruments and documents which the Lender or any Receiver may require or deem proper for any of the purposes of or which the Guarantor ought to do under this Debenture. The Guarantor agrees to ratify and confirm anything such attorney shall lawfully and properly do.

11.      CURRENCY INDEMNITY

11.1 For the purpose of or pending the discharge of any of the monies obligations and liabilities secured by this Debenture the Lender may convert any monies received recovered or realised by the Lender under this Debenture (including the proceeds of any previous conversion) from their existing currency into such other currency as the Lender may think fit and any such conversion shall be effected at the Lender's then prevailing spot selling rate of exchange for such other currency against the existing currency. As a separate and independent obligation the Guarantor agrees to indemnify and hold harmless the Lender against any shortfall between any amount received or recovered by it in respect of any payment due under this Debenture and converted in accordance with the clause into the currency in which such amount was payable and the amount in such currency which was due and payable to the Lender under this Debenture.

12.      PRIOR CHARGES

12.1 If there is any encumbrance over any of the property charged by this Debenture which ranks in priority to this Debenture and any proceedings or steps are taken to exercise or enforce any powers or remedies conferred by such prior encumbrance the Lender or any Receiver appointed under this Debenture in respect of such property may (but without prejudice to any rights the Receiver may have under the Insolvency (NI) Order 1989) redeem such prior encumbrance or procure its transfer to itself and may settle and pass the accounts of any prior mortgagee chargee or encumbrancer. Any account so settled and passed shall be conclusive and binding on the Guarantor and all the principal interest costs charges and expenses of and incidental to such redemption or transfer shall be secured on the property charged by this Debenture and all the powers conferred by any prior encumbrance upon the encumbrancer or any receiver thereunder shall be exercisable by the Lender or a Receiver in like manner as if the same were expressly included in this Debenture.

13.      FURTHER ASSURANCE

13.1 The Guarantor shall whenever requested by the Lender immediately execute and sign all such deeds and documents and do all such things as the Lender may require at the Guarantor's cost over any property or assets specified by the Lender for the purpose of perfecting or more effectively providing security to the Lender for the payment and discharge of the monies obligations and liabilities secured by this Debenture.

14.      COSTS AND INDEMNITY

14.1 All costs charges and expenses properly incurred by the Lender in relation to this Debenture or the monies and liabilities hereby secured shall be reimbursed by the Guarantor to the Lender on demand on a full indemnity basis and until so reimbursed shall carry interest as mentioned in clause 1 from the date of payment to the date of reimbursement and be secured on the property charged by this Debenture.

14.2 The Lender and every Receiver attorney or other person appointed by the Lender under this Debenture and their respective employees shall be entitled to be indemnified on a full indemnity basis out of the property charged by this Debenture in respect of all liabilities and expenses properly incurred by any of them in or directly or indirectly as a result of the exercise or purported exercise of any of the powers authorities or discretions vested in them under this Debenture and against all actions proceedings losses costs claims and demands in respect of any matter or thing done or omitted in any way relating to the property charged by this Debenture and the Lender and any such Receiver may retain and pay all sums in respect of the same out of the monies received under the powers conferred by this Debenture.

15.      MISCELLANEOUS

15.1 The Lender may without discharging or in any way affecting the security created by this Debenture or any remedy of the Lender grant time or other indulgence or abstain from exercising or enforcing any remedies securities guarantees or other rights which it may now or in the future have from or against the Guarantor and may make any arrangement variation or release with any person or persons without prejudice either to this Debenture or the liability of the Guarantor for the monies obligations and liabilities secured by this Debenture.

15.2 The Lender shall have a full and unfettered right to assign the whole or any part of the benefit of this Debenture and the expression `the Lender' shall include its successors and assigns and the Lender shall be entitled to disclose any information to any actual or prospective assignee successor or participant.

15.3 The provisions of this Debenture shall be severable and if at any time any one or more such provisions is or becomes invalid illegal or unenforceable the validity legality and enforceability of the remaining provisions shall not in any way be impaired.

15.4 The rights and remedies of the Lender provided by this Debenture are cumulative and are not exclusive of any rights powers or remedies provided by law and may be exercised from time to time and as often as the Lender may deem expedient.

15.5 Any reference in this Debenture to any statute or any section of any statute shall be deemed to include reference to any statutory modification or re-enactment thereof for the time being in force.

16.      REPRESENTATIONS WARRANTIES AND COVENANTS BY THE GUARANTOR

16.1 The Guarantor represents and warrants to the Lender and undertakes that:-
         (a) the Guarantor has acquired and maintained all environmental licences required by its use or occupation of the properties referred to in the Schedule and the premises or for the conduct of its business as it has been and is currently being carried on and has complied with all terms and conditions relating thereto and with all other applicable environmental laws which would have a material adverse affect on the Guarantor's ability to perform its obligations under this Debenture and has done or permitted any acts or omission whereby any such environmental licence would be liable to be varied or revoked;

         (b) there has been no discharge spillage release or emission of any prescribed dangerous noxious or offensive substance or any controlled waste on into or from any of the properties or premises, so far as the Guarantor is aware, any premises adjoining any of them and no such substances or any controlled waste have been stored or disposed of on or in any of the properties or premises or, insofar as the Guarantor is aware, any premises adjoining them except in accordance with the requirements of the applicable environmental laws;

         (c) the Guarantor is not in breach of and has not incurred or become subject to any civil of criminal liability under any environmental law or the terms of any environmental licence which it would have a material adverse affect on the Guarantor's ability to perform its obligations under this Debenture;

         (d) the Guarantor has obtained and maintained all such insurance policies as would be maintained by prudent companies carrying on business of the type carried on by the Guarantor at all relevant times and has complied in all material respects with the terms and conditions of such policies.

17.      NOTICES

17.1 Any demand or notice under this Debenture shall be in writing signed by any manager or officer of the Lender or of any branch thereof and may be served personally on any director or the secretary of the Guarantor or may be sent by post or facsimile or may be delivered to the registered office of the Guarantor or its last known place of business. If such demand or notice is sent by post it shall be deemed to have been received on the day following the day on which it was posted and shall be effective notwithstanding that it was not in fact delivered or was returned undelivered. If sent by facsimile it shall be deemed to have been received (whether or not actually received) at the time of dispatch.

18.      GOVERNING LAW AND JURISDICTION

18.1 This Debenture shall be governed by and construed in accordance with the laws of Northern Ireland and the Guarantor irrevocably submits to the non-exclusive jurisdiction of the Northern Ireland Courts.

19.      LAND REGISTRY

19.1 The Guarantor certifies that this Debenture does not contravene its Memorandum and Articles of Association and has been executed in accordance therewith.

20. The Guarantor hereby declares that the Guarantor shall hold all the Guarantor's estate and interest from time to time in the lands and premises and hereditaments specifically mortgaged or charged herein and shall as from the date of crystallisation of any floating charge hold all its estate and interest from time to time in the lands premises and hereditaments therein comprised whether in respect of freehold or leasehold reversions or otherwise howsoever upon trust to convey assign or otherwise deal with the same in such manner and to such person (whether to the Lender or its nominee or otherwise) as the Lender its successors or assigns shall direct and declares that it shall be lawful for the Lender during the continuance of this security to remove the Company or any other person from being trustee and to appoint the Lender or any person a new trustee or new trustees of the said property and thereupon to make a declaration vesting all the estate and interest of the Company in the said property in such new trustee or trustees and so (but without prejudice to the generality of the foregoing (that any such new trustee or trustees may be any receiver or receivers of the said property appointed by the Lender under the powers therein contained.

IN WITNESS whereof the parties hereto have caused their respective Common and Corporate Seals to be hereunto affixed the day and year first herein written.

                                   SCHEDULE


PREMISES OWNED BY:

(1)      ICS Unicomp Ltd
         Site 34 Sydenham Business Park
         205 Airport Road West
         Belfast Harbour Estate
         Belfast
         BT3 9ED

(2)      Unibol Limited
         Unicomp House
         Victoria Business Park
         West Bank Road
         Belfast

         BT12 9UB

         and

         Warehouse
         3 Ballynure Road
         Ballynure
         Co. Antrim

EXECUTED as a Deed by ICS UNICOMP                             :
LIMITED in the presence of:                                   :
                                                              :
____________________                                          :
Director                                                      :
                                                              :
____________________                                          :
Director/Secretary                                            :


EXECUTED as a Deed by UNIBOL LIMITED                          :
in the presence of:                                           :
                                                              :
____________________                                          :
Director                                                      :
                                                              :
____________________                                          :
Director/Secretary                                            :


EXECUTED as a Deed by                                         :
ICS COMPUTING GROUP LIMITED in the                            :
presence of:                                                  :

                                                              :
____________________                                          :
Director                                                      :
                                                              :
____________________                                          :
Director/Secretary                                            :



EXECUTED as a Deed by                                         :
AURORA UNICOMP LIMITED in the                                 :
presence of:                                                  :
                                                              :
____________________                                          :
Director                                                      :
                                                              :
____________________                                          :



Director/Secretary                                            :


Signed by                                                     :
FOR AND ON BEHALF OF SX3 LIMITED                              :
IN THE PRESENCE OF:                                           :

               DATED THIS            DAY OF                  199


       ICS Unicomp Limited, Unibol Limited, ICS Computing Group Limited

                                      and

                            Aurora Unicomp Limited

                                     -to-

                                  SX3 Limited

                -----------------------------------------------


                    FIXED and FLOATING CHARGE and DEBENTURE

                ----------------------------------------------


                           Messrs Carson & McDowell

                                  Solicitors

                                 Murray House

                               4/5 Murray Street

                                    BELFAST

                                    BT1 6HS